Exhibit 99.1

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[LOGO]

[GRAPHIC]

Needham & Company
8th Annual Growth Conference
January 12, 2006

[LOGO]

Safe Harbor Provision

During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent S-3 Registration Statement and Form 10-K. Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. We undertake no obligation to update such projections or such forward-looking statements in the future.

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[LOGO]

[GRAPHIC]

Kent Alder

President and CEO

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Company Overview

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world’s leading electronic equipment designers and manufacturers.

•             “Pure Play” printed circuit board (PCB) manufacturer

•             Focused on time and technology service segments

•             Three production facilities:

•                  Santa Ana, CA

•                  Redmond, WA

•                  Chippewa Falls, WI

•             $177 million in Sep 2005 YTD sales

•             1,688 employees

[GRAPHIC]

4

Investment Highlights

Focused Strategy and Leading Market Position	• Leader in most attractive PCB segments – time & technology • Mission-focused facilities – speed, flexibility, and technology

Demonstrated Execution Excellence	• Strong relationships with leading OEM and EMS customers • Proven ability to integrate acquisitions • Cross-selling efforts leading to success

Industry Leading Financial Performance	• Profitable business model across cycle • Strong balance sheet

Market Leadership…Focus…Execution…Performance

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Attractive Strategy

Growth	• Early access to new customers with high-growth potential
• Key supplier to high-growth programs within market leaders
• Critical service for new product introduction across multiple industries

Limited Competition	• Difficult business model to replicate
• Significant technology expertise and investment required
• Quick-turn, high-mix production subject to less competition

Performance	• Time & technology focus allows premium pricing
• Leads to superior margins and profitability

Consistent Strategic Focus Driving Growth and Profitability

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[LOGO]

[GRAPHIC]

Industry Overview

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Electronic Equipment Landscape

Electronic Equipment Orders

[CHART]

• Steady growth since late 2002

• Forecasted shipment growth for 2006 is 4.1%*

• Limited inventories have provided quick turn opportunities

*Source: Henderson Ventures 12/2005

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Book-to-Bill Trends

Electronic Equipment & PCBs

[CHART]

• Positive book-to-bill has increased backlogs

• TTM outperforming industry, which indicates market share gain

• PCB index typically lags Electronic Equipment index

Source: Department of Commerce, IPC (3 mon rolling avg)

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PCB Competitive Landscape

High (> 1,000)	• PCs • Computer peripherals • Automotive • Consumer electronics	• Cell phones • Advanced PDAs • Power supplies	• Limited product application

Medium (100 < 1,000)	• PCs • Computer peripherals	• Low-end servers • High-end computers	• High-end servers • Telecom infrastructure • High-end networking
Low (< 100)	• Misc. industrial equipment • Low-end aerospace/ defense	• Semicap equipment • Medical equipment • Aerospace/defense • Instrumentation • Industrial equipment	• Specialized communications • High-end aerospace/defense

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North American PCB Market Overview

[CHART]

“Pure Play”
(Independent)	Conglomerates	Integrated EMS
TTM	Tyco	DDi
Merix		EIT
Photocircuits		Sanmina-SCI

TTM Benefiting from Ongoing Industry Consolidation

Source: FabFile Online.

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[LOGO]

[GRAPHIC]

TTM’s Strategy

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TTM’s Strategy

Customers / End Markets • Diverse base of industry leading customers • Early access to emerging customers and niche end markets • Global sales reach

Technology • High performance, technologically complex PCBs • Advanced manufacturing processes & technology expertise • Industry leading avg. layer count of 20+ at Chippewa Falls facility	Industry Leading Execution and Financial Results Strong Long-Term Outlook

Time

•   Dedicated ultra-short lead time capability (<24 hours available)

•   Dedicated, highly flexible, ramp-to-volume
production in <10 days

•   High-mix complex technology
production with standard delivery

Financial Strength • Focus on operational excellence • Superior asset management and strong balance sheet • Successful integration of opportunistic acquisitions

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Facility Specialization Strategy

[CHART]

Mission Focused Facilities – Speed, Flexibility, and Technology

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Current Facility Synergy

Technology Focus
Chippewa Falls
[GRAPHIC]

Operational Excellence

Redmond		Santa Ana
[GRAPHIC]		[GRAPHIC]
Niche Focus		Time Focus

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Broadened Core Strategy

Technology Focus
Chippewa Falls
[GRAPHIC]
Redmond		Santa Ana
[GRAPHIC]	Operational Excellence	[GRAPHIC]
Niche Focus		Time Focus

Future Off-Shore
[GRAPHIC]
Low Cost Focus

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Price by Delivery Time

Quick-Turn Service Allows Premium Pricing

[CHART]

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Revenue By Layer Count

[CHART]

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Global Sales Reach

	Shipments
	Sep. 2005		Technical	Inventory
	YTD	Sales Staff	Staff	Hubs

Europe	12%	3	1	1

Asia & ROW	22%	5	1	2

North America	66%	83	11	6

Total		91	13	9

Integrated Direct and Rep Network Driving Incremental Sales

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Customer Concentration

[CHART]

Increased Exposure to End Market Leaders

*Pro forma for the acquisition of Power Circuits, which occurred in July 1999.

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Revenue Chain

	End Markets			Customers	Channel
Enterprise I/T	High-End Computing 27%	Networking/ Comms 46%	48%	Top OEM Customers • Cisco • Hewlett-Packard • IBM • ITT • Juniper	EMS Providers - 65% • Celestica • Flextronics • Jabil • Plexus • Solectron • Others	TTM Technologies
Telecom Service Provider
			25%
Other End Markets
	Indust./Med. - 15%

	Peripherals - 5%		27%

	Handheld/Other - 7%

					Shipped OEM-direct 35%

Sep 2005 YTD - % of total production revenues

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Key Customers by End Market

Percentage of Revenue by End Market – Sep 2005 YTD

Networking & Communications	46%	[LOGO]
High-End Computing	27%	[LOGO]
Industrial & Medical	15%	[LOGO]
Computer Peripherals	5%	[LOGO]
Handheld & Other	7%	[LOGO]

Approximately 575 Active Customers

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Compelling Growth Opportunities

•                  One-stop manufacturing solution with numerous cross-selling opportunities

•                  Quick-turn capabilities for attracting emerging high-growth customers

•                  Leadership in technology and advanced manufacturing processes

•                  Capacity available through low risk, low cost expansion plan

•                  Successful track record of completing and integrating acquisitions

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[LOGO]

[GRAPHIC]

Steve Richards

Chief Financial Officer

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Annual Sales

[CHART]

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Quarterly Sales

[CHART]

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Annual EBITDA and EBITDA Margin*

[CHART]

* Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

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Quarterly EBITDA and EBITDA Margin*

[CHART]

* Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

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Quarterly Results And Estimates

	2004								2005
	1Q		2Q		3Q		4Q		1Q		2Q		3Q		4QE

Sales	$57.7		$61.6		$62.2		$59.2		$58.9		$57.2		$61.0		$60.0 - $63.0

Gross Profit	17.3		19.1		17.6		14.6		13.5		11.0		14.2

% Margin	30%		31%		28%		25%		23%		19%		23%

Operating Income	10.4		11.4		12.1		8.9		6.8		5.6		5.9

GAAP Diluted EPS	$0.15		$0.17		$0.19		0.16	**	$0.11		$0.08		$0.10		$0.11 - $0.14

Operating Cash Flow	$7.5		$14.1		$17.8		$9.4		$5.5		$3.7		$9.1

Inventory Turns	17	x	17	x	21	x	21	x	18	x	18	x	16	x

$ Millions, except per share data

*Earnings before interest expense (including amortization of debt issuance costs), income taxes and amortization.

**Excluding reversal of deferred tax asset, diluted EPS would have been $0.14

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Well Capitalized for Growth

$ Millions	12/31/2004	10/3/2005

Cash and short-term investments	$58.5	$71.1
Accounts receivable, net	$35.8	$39.3
Inventories, net	$9.0	$11.8
Net property, plant and equipment	$52.2	$53.1
Other assets	$80.3	$79.0

Total assets	$235.8	$254.3

Accounts payable	$9.5	$9.7
Other current liabilities	$14.2	$14.6
Long-term liabilities	$0.5	$5.2
Stockholders’ equity	$211.6	$224.8

Total liabilities and stockholders’ equity	$235.8	$254.3

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Conclusion

•                  Solid industry fundamentals

•                  Focused strategy and strong market position

•                  Demonstrated execution excellence

•                  Industry leading financial performance

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[LOGO]

[GRAPHIC]

Needham & Company

8th Annual Growth Conference

January 12, 2006

32

[LOGO]

[GRAPHIC]

Appendix

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Annual EBITDA Reconciliation

	1998	1999	2000	2001	2002	2003	2004

Net Income (loss)	$8.4	$(0.2)	$28.1	$11.0	$1.6	$7.4	$28.3
Add back items:
Income taxes	—	—	(5.0)	6.2	(2.3)	3.9	13.2
Interest expense	0.9	10.4	12.2	2.6	1.1	0.6	0.4
Amortization of debt issuance costs	0.1	0.8	0.7	0.1	0.1	0.1	0.2
Depreciation of property, plant, and equipment	3.0	3.6	5.5	8.3	8.8	7.8	8.2
Amortization of intangibles	—	2.2	4.8	4.8	1.2	1.3	1.3
Total Add back items	4.0	17.1	18.2	22.0	8.9	13.7	23.3
EBITDA	12.4	16.8	46.3	33.0	10.5	21.1	51.6

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Quarterly EBITDA Reconciliation

	2003		2004				2005
	3 Q	4 Q	1 Q	2 Q	3 Q	4 Q	1 Q	2 Q	3 Q

Net Income (loss)	$2.5	$4.7	$6.5	$6.9	$8.0	$6.9	$4.5	$3.3	$4.1
Add back items:
Income taxes	1.4	2.8	3.9	4.1	3.6	1.6	2.7	1.9	2.4
Interest expense	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	—
Amortization of debt issuance costs	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0
Depreciation of property, plant, and equipment	1.9	2.0	2.0	2.1	2.1	2.1	2.1	2.3	2.3
Amortization of intangibles	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Add back items	3.7	5.2	6.3	6.6	6.2	4.1	5.2	4.6	5.0
EBITDA	6.2	9.9	12.8	13.5	14.2	11.0	9.7	7.9	9.1

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